SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 9, 2002

Commission File Number 1-6714

THE WASHINGTON POST COMPANY
(Exact name of registrant as specified in its charter)

Delaware	53-0182885
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1150 15th Street, N.W. Washington, D.C. 20071 (Address of principal executive office and zip Code)

Registrant's telephone number, including area code: (202) 334-6000

Item 9.  Regulation FD Disclosure

On August 9, 2002, each of the Principal Executive Officer, Donald E. Graham, and Principal Financial Officer, John B. Morse, Jr., of The Washington Post Company submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WASHINGTON POST COMPANY (Registrant)

Date:	August 9, 2002	/s/ John B. Morse, Jr.

John B. Morse, Jr., Vice President-Finance (Principal Financial Officer)

Exhibit Index

Exhibit 99.1   Statement Under Oath of Principal Executive Officer dated August 9, 2002

Exhibit 99.2   Statement Under Oath of Principal Financial Officer dated August 9, 2002